                                                     March 3, 2006

Jaguar Acquisition Corporation
1200 River Road, Suite 1302
Conshohocken, Pennsylvania 19428

         Re:   Jaguar Acquisition Corporation ("Company")
               ------------------------------------------

Gentlemen:

         Each of the undersigned hereby agrees to not propose, or vote in favor of, an amendment to the Company's Certificate of Incorporation to extend the period of time in which the Company must consummate a business combination (as is more fully described in the Company's Prospectus relating to the Company's initial public offering) prior to its liquidation. Should such a proposal be put before stockholders other than through actions by any of the undersigned, each of the undersigned hereby agrees to vote against such proposal. This agreement may not be modified or amended under any circumstances.

Very truly yours,

                                            SAPPHIRE CANYON INVESTMENTS LLC

/s/ Jonathan Kalman                         By: /s/ Jonathan Kalman
------------------------------                  --------------------------------
Jonathan Kalman                                 Name:  Jonathan Kalman
                                                Title: CEO

                                                CORL LLC

/s/ C. Richard Corl                         By: /s/ C. Richard Corl
------------------------------                  --------------------------------
C. Richard Corl                                 Name:  C. Richard Corl
                                                Title: President

JONATHAN KALMAN IRA                         C. RICHARD CORL IRA

By: /s/ Jonathan Kalman                     By: /s/ C. Richard Corl
    --------------------------                  --------------------------------
    Name:  Jonathan Kalman                      Name:  C. Richard Corl
    Title: CEO-Owner IRA                        Title: Owner

                                            JSC GROUP HOLDINGS LLC

/s/ James S. Cassano                        By: /s/ James S. Cassano
------------------------------                  --------------------------------
James S. Cassano                                Name:
                                                Title:

                                            FA HOLDINGS, LLC

/s/ John J. Hoey                            By: /s/
------------------------------                  --------------------------------
John J. Hoey                                    Name:
                                                Title:

                                            YMBB, LLC

/s/ David W. Tralka                         By: /s/ Paul Solit
------------------------------                  --------------------------------
David W. Tralka                                 Name: Paul Solit
                                                Title: President

                                                MORECO PARTNERS, LLC

/s/ Robert Moreyra                          By: /s/ Peter Collins
------------------------------                  --------------------------------
Robert Moreyra                                  Name:
                                                Title:

/s/ Peter Collins                           By: /s/ Kerry Propper
------------------------------                  --------------------------------
Peter Collins                                   Kerry Propper